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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 13, 2004, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-115599) and related Prospectus of Hyland Software, Inc. dated September 20, 2004 for the registration of its common shares.




Cleveland, Ohio
September 20, 2004